Filed under Rule 497(e) and Rule 497(k)
Registration No. 033‑52742
SUNAMERICA SERIES TRUST
SA JPMorgan Diversified Balanced Portfolio
(the “Portfolio”)
Supplement dated April 9, 2025, to the Portfolio’s
Summary Prospectus and Prospectus, each dated May 1, 2024, as supplemented to date
The following changes are made to the Portfolio’s Summary Prospectus and Prospectus, as applicable:
The following is added as the fourth paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio – Principal Investment Strategies of the Portfolio” and the fifth paragraph in the section of the Prospectus entitled “Additional Information About the Portfolios’ Investment Strategies and Investment Risks – SA JPMorgan Diversified Balanced Portfolio”:
The Portfolio may obtain exposure to the above-referenced assets classes by investing in other mutual funds and exchange-traded funds (“ETFs”) that are managed by the Portfolio’s subadviser.
The following is added as a new risk factor in the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio - Principal Risks of Investing in the Portfolio”:
Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.